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                                                                 EXHIBIT 10.17.5

                               AMENDMENT NO. 5 TO
                          WAREHOUSE LOAN AGREEMENT AND
                                RELATED DOCUMENTS

      AMENDMENT NO. 5 TO WAREHOUSE LOAN AGREEMENT AND RELATED DOCUMENTS, dated as of November 12, 2003 (this "Amendment"), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Manager"), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the "Borrower"), the LENDERS party hereto, and CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein have the meaning set forth in the Agreement referred to below.

                                    RECITALS:

      WHEREAS, (i) the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the "Agreement"), (ii) the Manager and Borrower are parties to that certain Operation, Maintenance, Servicing and Remarketing Agreement, dated as of June 27, 2002 (as heretofore amended, the "Management Agreement"),
(iii) the Agent and the Borrower are parties to that certain Security Agreement, dated as of June 27, 2002 (the Security Agreement"), (iv) the Agent, the Manager, the Borrower and Wilmington Trust Company ("WTC"), as Depository, are parties to that certain Depository Agreement, dated as of July 15, 2002 (as heretofore amended, the "Depository Agreement") and (v) the Agent, the Borrower and the Depository are parties to that certain Deposit Account Control Agreement, dated as of July 15, 2002 (the "Control Agreement"); and

      WHEREAS, the parties hereto desire to amend the Agreement, the Management Agreement, the Security Agreement, the Depository Agreement and the Control Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                   I. AMENDMENTS TO WAREHOUSE LOAN AGREEMENT:

   1. The following definitions are hereby added to Section 1.01 of the Agreement in the appropriate alphabetical sequence:

         "`Customer Collections Account Administration Agreement' means the Customer Collections Account Administration Agreement, dated as of November 12, 2003, among the Manager, the Borrower, the Agent, Trinity Rail Leasing III, L.P., a Texas limited partnership, the TRL-III Transaction Investors identified on the signature pages thereto, WTC, as the Transaction Debt Representative (as defined therein), as the TRL-III Indenture Trustee (as defined therein), as the TRL-III Collateral Agent (as

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      defined therein), as a beneficiary thereunder and as the Account
      Collateral Agent (as defined therein)."

         "'Customer Payments Accounts' means the Customer Payments Account referred to and defined in the Customer Collections Account Administration Agreement."

   2. The definition of "Collateral Documents" contained in Section 1.01 of the Agreement is hereby amended by inserting the words "Customer Collections Account Administration Agreement," immediately after the words "the Depositary Agreement," contained therein.

   3. Section 6.13(a) of the Agreement is hereby amended by replacing the third and fourth sentences contained therein with the following sentence:

      The Borrower also shall notify and instruct each Lessee that all payments due or to become due under each Portfolio Lease (except for Excepted Payments (which shall be payable to the Persons for whose benefit any such payment is made)) or otherwise in respect of amounts and other receivables of the Borrower are to be made directly to the Customer Payments Account.

               II. AMENDMENT TO OPERATION, MAINTENANCE, SERVICING
                            AND REMARKETING AGREEMENT

   1. Section 6.01 of the Management Agreement is hereby amended by replacing the phrase "deposited directly in the Collection Account maintained under the Depository Agreement" with the phrase "deposited directly in the Customer Payments Account".

   2. Section 6.02(a) of the Management Agreement is hereby amended by replacing the words "Collection Account" contained in the third sentence thereof with the words "Customer Payments Account".

                      III. AMENDMENT TO SECURITY AGREEMENT

   1. Section 3.06 of the Security Agreement is hereby amended by inserting ", the Customer Payments Account" immediately after the words "Collateral Accounts" located therein.

   2. Section 4.10 of the Security Agreement is hereby amended by inserting ", the Customer Payments Account" immediately after the words "Collateral Accounts" located therein.

                      IV. AMENDMENT TO DEPOSITORY AGREEMENT

   1. Clause (i) of Section 2.01 of the Depository Agreement is hereby amended by replacing the words "Collection Account" contained therein with the words "Customer Payments Account".

                        V. AMENDMENT TO CONTROL AGREEMENT

   1. The Control Agreement is hereby amended by deleting the last row of the grid contained at the end of the first paragraph thereof (it being understood that the "Lock Box Account" is hereby no longer considered to be an "Account" under the Control Agreement).

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                                  VI. COVENANTS

   1. The Manager hereby agrees to allocate all Cash Flow from the Customer Payments Account to the Collections Account on a daily basis, and shall provide written notice thereof (which notice may be made by facsimile or electronic mail) to the Agent [on a daily basis], in each case in accordance with the Customer Collections Account Administration Agreement.

   2. The Manager and the Borrower hereby agree that if, within 45 days of the effectiveness of this Amendment, the Required Lenders have not delivered Notices of Consent in form substantially similar to Exhibit A hereto to the Agent then the Borrower will establish a new lock box account for the deposit of Cash Flow and will instruct each Lessee and each other party obligated to the Borrower to make payments of Cash Flow to such lock box account. In addition, the definition of "Customer Payments Account" will be revised to mean the new lock box account and the Loan Documents will otherwise be amended to reflect the establishment of the new account and the requirement that Cash Flow is to be deposited therein.

                               VII. MISCELLANEOUS:

   1. Effectiveness. This Amendment becomes effective on the date on which the Agent has received executed signature pages of the Manager, the Borrower, the Depository and the Required Lenders.

   2. Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in the Agreement and the other Loan Documents, as applicable, are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

   3. Effect of Amendment. All provisions of the Agreement, the Management Agreement, the Security Agreement, the Depository Agreement and the Control Agreement as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement, the Management Agreement, the Security Agreement, the Depository Agreement or the Control Agreement (or in any other Transaction Document) to the Agreement, the Management Agreement, the Security Agreement, the Depository Agreement or the Control Agreement, as applicable, shall be deemed to be references to the Agreement, the Management Agreement, the Security Agreement, the Depository Agreement or the Control Agreement as amended hereby.

   4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

   5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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   6. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement, the Management Agreement, the Security Agreement, the Depository Agreement, the Control Agreement or any provision hereof or thereof.

                            [SIGNATURE PAGES FOLLOW]

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      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                     TRINITY INDUSTRIES LEASING
                                     COMPANY

                                     By: _________________________________
                                         Name:
                                         Title:

                                     TRINITY RAIL LEASING TRUST II

                                     By: _________________________________
                                         Name:
                                         Title:

                                     CREDIT SUISSE FIRST BOSTON,
                                     NEW YORK BRANCH
                                           as Agent and as a Committed Lender

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

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                                     GRAMERCY CAPITAL CORPORATION, as a
                                     Conduit Lender

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

                                     GREENWICH FUNDING CORPORATION, as a
                                     Conduit Lender

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

                                     ALPINE SECURITIZATION CORP, as a
                                     Conduit Lender

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

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                                     DRESDNER BANK AG, NEW YORK
                                     BRANCH, as a Committed Lender

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

                                     BEETHOVEN FUNDING CORPORATION, as
                                     a Conduit Lender

                                     By: _________________________________
                                         Name:
                                         Title:

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                                     COOPERATIEVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK B.A., "RABOBANK
                                     INTERNATIONAL", NEW YORK BRANCH,
                                     as a Committed Lender

                                     By: _________________________________
                                         Name:
                                         Title:

                                     By: _________________________________
                                         Name:
                                         Title:

                                     NIEUW AMSTERDAM RECEIVABLES
                                     CORPORATION, as a Conduit Lender

                                     By: _________________________________
                                         Name:
                                         Title:

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                                                                       Exhibit A

                                Notice of Consent

Credit Suisse First Boston, New York Branch,
  as Agent
Eleven Madison Avenue
New York, New York 10010

Ladies and Gentlemen:

            Reference is made to (i) the Warehouse Loan Agreement dated as of June 27, 2002 among Trinity Industries Leasing Company ("TILC"), Trinity Rail Leasing Trust II ("Trinity Rail"), the lending institutions party thereto from time to time (the "Lenders") and Credit Suisse First Boston, New York Branch, as Agent (the "Agent") (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Loan Agreement") and (ii) Amendment No. 5 to the Loan Agreement, dated as of November 12, 2003 ("Amendment No. 5"), among TILC, Trinity Rail, the Lenders and the Agent. Terms defined in the Loan Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

            This letter shall act as notice from [Name of Lender] in connection with Section 2 of Article VI of Amendment No. 5 that it is not requesting that a new lock box account be established for the deposit of Cash Flow and that [Name of Lender] confirms its consent to the establishment of the Customer Payments Account and to the deposit of all Cash Flow therein in accordance with the Loan Documents.

                                                   [Name of Lender]

                                                   By: ________________________
                                                       Name:
                                                       Title: